November 15, 2007
2007 UAW - FORD
U.S. HOURLY LABOR AGREEMENT

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
OVERVIEW
• Our plan remains the same:
 - Restructure the company; be profitable at lower volume and changed mix
 - Accelerate product development and reduce manufacturing
 complexity
 - Secure financing; improve the balance sheet
 - Leadership and teamwork
• We recognize the importance of working together with the UAW
 Leadership to find solutions to our business challenges
• New labor agreement supports our plan, and will enable us to increase our competitiveness in the United States. The major elements of the agreement are:
 – Retiree Health Care / VEBA Trust
 – Wage and Benefit Changes
 – Operational Improvements

SLIDE 1

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
AGENDA
• Overview
• Retiree Health Care / VEBA Trust
• Wages and Benefits
• Job Security
• Entry Level Wages and Benefits
• Sourcing and Other Actions
• Plants and Investment in New Products
• Summary

SLIDE 2

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
RETIREE HEALTH CARE / VEBA TRUST -- OVERVIEW
• The UAW and Ford have agreed that responsibility for providing retiree health care will permanently shift from Ford to a new retiree plan funded by a new independent VEBA trust
• Incorporates 2005 Health Care Agreement
• Agreement on retiree health care is subject to court approval and satisfactory accounting treatment
• Covers current retirees and active employees as of the effective date of the 2007 contract and excludes all new hires
• The labor agreement ensures that the UAW may not negotiate to increase Ford funding or otherwise seek to obligate Ford to:
 − Provide additional contributions to the VEBA
 − Make any other payments for the purpose of providing retiree health care
 − Provide retiree medical benefits through any other means

SLIDE 3

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
UAW-RELATED HEALTH CARE OBLIGATION
Amount
(Bils.)
Total Worldwide OPEB at year-end 2006  $30.9
Less: U.S. Salaried OPEB (4.0)
  Remaining 2005 Mitigation VEBA Payments (0.1)
  U.S. Hourly Life Insurance (1.3)
  U.S. Non-UAW Hourly Health Care (0.3)
  Rest of World (2.2)
UAW Hourly Health Care Obligation at year-end 2006 $ 23.0
UAW Hourly Health Care Obligation at year-end 2007 (est.) $ 23.7

SLIDE 4

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INDEPENDENT VEBA TRUST -- VEBA FUNDING
Transfer from Existing VEBA $ 3.8
Additional Up-Front Cash Funding  2.7
Convertible Note (Face value) 3.3
Second Lien Term Note (Face value) 3.0
Deferred Payments* 0.4
  Total Contributions to VEBA $13.2
2008-2009 Payments*   2.4
   Total  $15.6
Less: 2005 Health Care Agreement*  (2.0)
  Total Incremental Funding $13.6
Note -- Funding Assumptions:
• Trust asset returns of 9%, with risk borne by the VEBA plan participants
• Ultimate health care trend rate of 5%, with risk borne by the VEBA plan participants
• Standard actuarial assumptions
* Present value discounted at 9%
Amount
(Bils.)

SLIDE 5

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INDEPENDENT VEBA TRUST - NOTES
• Terms of $3.3 billion convertible note:
 – 5.75% interest paid semi-annually
 – Five-year final maturity from issuance on January 1, 2008
 – Callable by Ford after year three with contingent “make whole” payment
 – Convertible for about 362 million shares of Ford common stock based on
 $9.20 conversion price; convertible at any time after issuance
 – Convertible Note may not be sold prior to District Court approval
 – Trust may not sell Ford common stock received upon conversion except:
 1) upon Ford exercising its Call Option, 2) during the three months prior to maturity, or 3) when Ford stock price exceeds $11.04
 – Trust may not sell in any one year period more than $1.84 billion principal amount of Convertible Note, or 200 million shares of Ford common stock
 – Registration rights
• Terms of $3.0 billion second lien term note
 – 9.5% interest paid semi-annually
 – 10-year final maturity from issuance on January 1, 2008; 50% of principal paid on January 1, 2017 and January 1, 2018
 – Pre-payable at par at any time
 – Collateral consists of assets pledged under our secured credit agreement
 – No registration rights

SLIDE 6

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INDEPENDENT VEBA TRUST -- TIMING
VEBA Trust
• Temporary Asset Account (TAA) Established Jan. 1, 2008
• Effective Date -- District Court Approval Estimated
 and SEC pre-clearance review Third Qtr. 2008
• Implementation Date -- TAA Transferred  Estimated
 to New VEBA Trust Jan. 1, 2010
Benefit Payments
• Ford Responsibility 2008 - 2009
• VEBA Trust Responsibility Jan. 1, 2010 Forward

SLIDE 7

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INDEPENDENT VEBA TRUST -- ACCOUNTING
TREATMENT
• The Agreement is subject to obtaining SEC pre-clearance of accounting treatment
• We anticipate negative plan amendment accounting
 treatment -- obligation reduced and recognized in income
 over time
• Accounting treatment would commence as of District Court
 approval

SLIDE 8

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INDEPENDENT VEBA TRUST -- CASH AND
PROFIT EFFECT
• Ongoing annual net cash flow benefit is about
 $1 billion, including health care savings of $1.6 billion
• Excluding interest on the convertible note, the net annual cash flow benefits would be about $1.2 billion
• Ongoing annual health care expense is reduced by about
 $2 billion (subject to final valuation assumptions)

SLIDE 9

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
AGENDA
• Overview
• Retiree Health Care / VEBA Trust
• Wages and Benefits
• Job Security
• Entry Level Wages and Benefits
• Sourcing and Other Actions
• Plants and Investment in New Products
• Summary

SLIDE 10

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
WAGES AND BENEFITS
• No base wage increases -- lump sum payment of $3,000 in 2007 and annual payouts in 2008 through 2010 averaging $2,200 - $3,000
• COLA reduced -- with increased diversions retained by Ford to partly offset health care increases for active employees and VEBA contributions
• Pension Modifications:
 – Basic monthly benefit increases for both current and future retirees
 » Current: $2.00 increase per year of credited service
 » Future: $2.65 increase per year of credited service
 » Modest increases to “30 & Out”, survivor and other benefits
 – Current retirees granted lump-sum payments of a maximum of $700 per year over life of agreement
 – Modifications estimated to increase year-end 2007 pension obligation by
 $1.4 billion

SLIDE 11

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
WAGES AND BENEFITS -- PENSION FUND UPDATE
Ford UAW Retirement Plan Funded Status
Funded Status -- U.S. GAAP (Bils.)
Pension Assets                $ 24.2         $ 24.3
Benefit Obligations           (24.4)           (24.9)
 Surplus / (Shortfall)     $ (0.2)    $ (0.6)*
* Reflects negotiated contract changes of $1.4B, estimated year-end 2007 8.5% asset returns and estimated year-end 2007 6% discount rate

SLIDE 12

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
AGENDA
• Overview
• Retiree Health Care / VEBA Trust
• Wages and Benefits
• Job Security
• Entry Level Wages and Benefits
• Sourcing and Other Actions
• Plants and Investment in New Products
• Summary

SLIDE 13

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
JOB SECURITY
• The UAW and Ford have negotiated a new Job Security Program (JSP)
 to allow the company to align employment levels with market demand:
 – The UAW has agreed to additional buyout programs to support the business going forward
 – Employees in protected status will receive job security benefits unless within two years the Company offers the employee a job outside the immediate geographical area, as follows:
 » One job offer for employees at presently closed facilities, or
 » Two job offers for all other protected employees;
 » If these conditions are not met within two years, the employee will remain in protected status until one additional offer is made
 – New program requires mandatory decision-making; employees will have limited choices for placement at available open locations
 – Elimination of contractual language requiring minimum employment levels

SLIDE 14

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
ENTRY LEVEL WAGES AND BENEFITS
• New Entry Level wage classification, starting at $14.20 and growing to
 $15.34 per hour (approximately 50% of current wages)
• Initially, all new, full-time hiring will be at Entry Level, up to a maximum of
 20% of the total U.S. hourly workforce, providing significant flexibility in manpower planning
 – Future insourced work will be additive to the 20% maximum
 – In addition, all personnel at the Rawsonville and Sterling Plants can be incrementally hired as Entry Level
• Revised benefit structure for all new hires:
 – Cash balance pension plan vs. traditional defined benefit pension plan
 – Higher cost share for active health care coverage
 – Defined contribution health care account in lieu of post-retirement health care plan
• New Long-Term Supplemental employee category allows for their employment up to one year at Entry Level wages

SLIDE 15

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
ENTRY LEVEL WAGES AND BENEFITS
Entry Level
Base Wage $14.20 / Hour

Active Health care 15% employee cost
     share, $300 - $600 flexible
     spending account
Retiree Health care $1.00 / Hour
     401K contribution
Pension Cash balance plan
     @ 6.4%
Entry Level “All In” Cost / Hour $26-$31 / Hour
Memo: 2008 “All In” (Incl. OPEB) $82 / Hour
   2008 “All In” (Excl. OPEB) $60 / Hour
• Entry Level wages and benefits represent an improvement of about 50%
 in our “All In” hourly manufacturing cost (excluding OPEB)

SLIDE 16

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
SOURCING AND OTHER ACTIONS
• Sourcing:
 – Housekeeping and janitorial functions at all facilities will be contracted out
 – Competitive Entry Level wages and other operational changes will enable the insourcing of new work, including sub-assembly and sequencing operations
• Other Operational Agreements:
 – New national attendance program builds on the successful efforts already underway with many plant COAs
 – Consolidation of skilled trades classifications (358 to 22 trades)
 – Flexibility in scheduling mass-to-tag relief
 – Improved ability to schedule additional production on Saturdays

SLIDE 17

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
PLANT PLANS
• The Company’s recovery plan assumed 16 North American plant closures; the following 10 of which have been announced:
  Plant     Status
 – St. Louis Assembly   Closed
 – Atlanta Assembly   Closed
 – Wixom Assembly   Closed
 – Windsor Casting   Closed
 – Norfolk Assembly   Closed
 – Maumee Stamping   Closed
 – Essex Engine   Scheduled to idle in 2007
 – Batavia Transmission  Scheduled to close in 2008
 – Twin Cities Assembly  Scheduled to close in 2009
 – Cleveland Casting   Scheduled to close in 2010
• The plan included sale or closure of all ACH facilities

SLIDE 18

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
PLANT PLANS
• The following five plants that we had previously planned to idle will remain open through the life of the contract:
 – Louisville Assembly
 – Wayne Stamping
 – Wayne Assembly
 – Rawsonville
 – Dearborn Diversified Manufacturing
• The Company no longer plans to build a new North American low-cost assembly plant.
• We now plan to retain one more assembly plant than was specified in the Way
 Forward Acceleration Plan
• We agreed on a business case to keep Rawsonville and Dearborn Diversified open given the positive impact of the Entry Level agreement
• Separately, Twin Cities Assembly Plant, which was scheduled to idle in 2008, will be extended one year and closed in 2009; and Cleveland Casting will also be extended one year and closed in 2010
• The Company retains the flexibility to adjust capacity based on business conditions and market demand

SLIDE 19

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
INVESTMENT IN NEW PRODUCTS AND PLANTS
• The new contract builds on the success of our existing
 Competitive Operating Agreements
• These agreements, along with a more competitive labor cost model, enable investment in our U.S. plants
 − Five new flexible body shops in our assembly plants
 (providing far greater manufacturing capability and flexibility)
 − Commitment for new investment in our stamping plants
• The use of shared global platforms, and the resulting product development efficiencies, will enable the introduction of new products within existing spending plans

SLIDE 20

North America
Straight-Time Manned Capacity
(Millions - Annualized)
4Q
2005
3Q
2007
4Q
2006
2011 / 2012
2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
ASSEMBLY CAPACITY
2008
Assembly Plant Cost Structure
• Hourly Labor 75%
• Salaried Labor 10
• Spending-Related 5
• Overhead / Other 10
  Total 100%
Target -- 100% Utilization
Pct.

SLIDE 21

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
AGENDA
• Overview
• Retiree Health Care / VEBA Trust
• Wages and Benefits
• Job Security
• Entry Level Wages and Benefits
• Sourcing and Other Actions
• Plants and Investment in New Products
• Summary

SLIDE 22

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
FINANCIAL SUMMARY
Retiree Health Care / VEBA Trust +
Wages and Benefits (Existing Personnel) Neutral
Job Security Program  Enabler
Entry Level Wages                                                      +
Sourcing and Other Actions                                       +
Investment   +
Impact on Present
Recovery Plan

SLIDE 23

2007 UAW -- FORD U.S. HOURLY LABOR AGREEMENT
SUMMARY
• The new 2007 UAW-Ford contract will aid the delivery of our key priorities
• Significantly improves Ford’s competitiveness and allows the
 Company to continue to pursue its restructuring efforts
• The contract’s operational improvements will allow the company to increase manufacturing flexibility and accelerate new product development
• The new VEBA Trust will reduce on-going costs and strengthen
 Ford’s balance sheet
• It is clear evidence of our ability to work together as one team
• In summary, this agreement will help us remain on track to deliver our key business and financial goals over the next few years

SLIDE 24

We cannot be certain that any expectation, forecast or assumption made by management in preparing forward-looking statements will prove accurate, or that any projection will be realized.  It is to be expected that there may be differences between projected and actual results.  Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise.  For additional discussion of these risks, see "Item 1A. Risk Factors" in our 2006 Form 10-K Report.

SAFE HARBOR

Risk Factors

Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on expectations, forecasts and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

•	Continued decline in market share;
•	Continued or increased price competition resulting from industry overcapacity, currency fluctuations or other factors;
•	An increase in or acceleration of market shift away from sales of trucks, sport utility vehicles, or other more profitable vehicles, particularly in the United States;
•	A significant decline in industry sales, particularly in the United States or Europe, resulting from slowing economic growth, geo-political events or other factors;
•	Lower-than-anticipated market acceptance of new or existing products;
•	Continued or increased high prices for or reduced availability of fuel;
•	Currency or commodity price fluctuations;
•	Adverse effects from the bankruptcy or insolvency of, change in ownership or control of, or alliances entered into by a major competitor;
•	Economic distress of suppliers that has in the past and may in the future require us to provide financial support or take other measures to ensure supplies of components or materials;
•	Labor or other constraints on our ability to restructure our business;
•	Work stoppages at Ford or supplier facilities or other interruptions of supplies;
•	Single-source supply of components or materials;
•	Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;
•	Worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., discount rates, investment returns, and health care cost trends);
•	The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
•	Increased safety, emissions (e.g., CO2), fuel economy, or other (e.g., pension funding) regulation resulting in higher costs, cash expenditures, and/or sales restrictions;
•	Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;
•
A change in our requirements for parts or materials where we have entered into long-term supply arrangements that commit us to purchase minimum or fixed quantities of certain parts or materials, or to pay a minimum amount to the seller ("take-or-pay" contracts);

•	Adverse effects on our results from a decrease in or cessation of government incentives;
•	Adverse effects on our operations resulting from certain geo-political or other events;
•	Substantial negative Automotive operating-related cash flows for the near- to medium-term affecting our ability to meet our obligations, invest in our business or refinance our debt;
•
Substantial levels of Automotive indebtedness adversely affecting our financial condition or preventing us from fulfilling our debt obligations (which may grow because we are able to incur substantially more debt, including additional secured debt);

•
Inability of Ford Credit to access debt or securitization markets around the world at competitive rates or in sufficient amounts due to additional credit rating downgrades, market volatility, market disruption or otherwise;

•	Higher-than-expected credit losses;
•	Increased competition from banks or other financial institutions seeking to increase their share of financing Ford vehicles;
•	Changes in interest rates;
•	Collection and servicing problems related to finance receivables and net investment in operating leases;
•	Lower-than-anticipated residual values or higher-than-expected return volumes for leased vehicles; and
•	New or increased credit, consumer or data protection or other regulations resulting in higher costs and/or additional financing restrictions.

We cannot be certain that any expectation, forecast or assumption made by management in preparing forward-looking statements will prove accurate, or that any projection will be realized.  It is to be expected that there may be differences between projected and actual results.  Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise.  For additional discussion of these risks, see "Item 1A. Risk Factors" in our 2006 Form 10-K Report.

SLIDE 25